Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of September 30, 2013 (this “Amendment”), to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, and Amendment No. 2 thereto dated as of May 8, 2013 (such credit agreement, as so amended being referred to herein as the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.                                      Amendments to Sections 1.1, 7.1 and 7.15 of the Credit Agreement.

(a)                                 The following definition is hereby inserted in Section 1.1 of the Credit Agreement such that it appears in alphabetical order among the definitions in such Section:

“‘Permitted Term Indebtedness Agreement’ means any indenture, note purchase agreement, credit agreement or other similar agreement by and among any Credit Party, as issuer or borrower, and any trustee, agent, note purchaser or lender pursuant to which any Permitted Term Indebtedness is issued or incurred in accordance with Section 7.1(l), as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under this Agreement.”

(b)                                 Clause (i) of Section 7.1(l) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i)                               such Indebtedness and any Permitted Term Indebtedness Agreement governing the terms thereof do not impose on any Credit Party any covenants to maintain any financial ratio that are more onerous than the covenants set forth in Section 7.11 of this Agreement;”

(c)                                  Section 7.1(l) of the Credit Agreement is hereby amended by (i) removing the word “and” at the end of clause (viii) of such Section, (ii) replacing the period at the end of clause (ix) of such Section with “; and” and (iii) inserting the following clause immediately after such clause (ix):

“(x)                           such Indebtedness and any Permitted Term Indebtedness Agreement governing the terms thereof shall not in any way prohibit or restrict (i) any Credit Party from paying or prepaying the

Obligations, (ii) any Credit Party from granting, creating or otherwise imposing any Lien on any of its Property, whether now owned or hereafter acquired, to secure the Obligations, or (iii) the transfer of any Property, including the payment of any dividends or other distributions, by a Subsidiary of any Credit Party to such Credit Party, or the repayment of any Indebtedness owed by a Subsidiary of any Credit Party to such Credit Party.”

(d)                                 Section 7.15 of the Credit Agreement is hereby amended by inserting the phrase “the Note Purchase Agreement or any Permitted Term Indebtedness Agreement,” immediately after the phrase “Other than as provided in this Agreement,” which appears at the beginning of such Section immediately after the caption “Restrictive Agreements.”

3.                                      Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment and the contemporaneous amendment to the Note Purchase Agreement, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

4.                                      Effectiveness of Amendments.  This Amendment shall become operative upon the first date on which the Administrative Agent shall have received this Amendment, duly executed and delivered by each of the Borrowers, and by Lenders constituting the Required Lenders.  Immediately upon this Amendment becoming operative, the amendments set forth herein shall be deemed to be effective as of June 19, 2012 as if set forth in the Credit Agreement on such date.

5.                                      Fees and Expenses.  The Borrowers shall, upon demand, pay to the Administrative Agent the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

6.                                      Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7.                                      GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

8.                                      Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

9.                                      Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

2

10.                               Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

11.                               Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

(Remainder of Page Intentionally Left Blank; Signature Pages Follow)

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

NGL ENERGY OPERATING LLC

NGL SUPPLY, LLC

HICKSGAS, LLC

NGL-NE, LLC,

NGL SUPPLY RETAIL, LLC

NGL SUPPLY WHOLESALE, LLC

NGL SUPPLY TERMINAL COMPANY, LLC

OSTERMAN PROPANE, LLC

NGL-NE REAL ESTATE, LLC

NGL-MA REAL ESTATE, LLC

NGL-MA, LLC

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer

HIGH SIERRA ENERGY LP

GREENSBURG OILFIELD, LLC

ANTICLINE DISPOSAL, LLC

HIGH SIERRA SERTCO, LLC

HIGH SIERRA ENERGY MARKETING, LLC

CENTENNIAL ENERGY, LLC

CENTENNIAL GAS LIQUIDS ULC

HIGH SIERRA TRANSPORTATION, LLC

HIGH SIERRA CRUDE OIL & MARKETING, LLC

HIGH SIERRA WATER SERVICES, LLC

ANDREWS OIL BUYERS, INC.

THIRD COAST TOWING, LLC

HIGH SIERRA WATER-EAGLE FORD, LLC

PETRO SOURCE TERMINALS, LLC

PECOS GATHERING & MARKETING, LLC

BLACK HAWK GATHERING, L.L.C.

MIDSTREAM OPERATIONS L.L.C.

HIGH SIERRA ENERGY OPERATING, LLC

HIGH SIERRA COMPRESSION, LLC

HIGH SIERRA WATER HOLDINGS, LLC

HIGH SIERRA KARNES SWD, LLC

HIGH SIERRA NIXON SWD, LLC,

HIGH SIERRA PEARSALL SWD, LLC,

HIGH SIERRA CANADA HOLDINGS, LLC,

HIGH SIERRA COTULLA SWD, LLC

HIGH SIERRA SWD OPERATOR, LLC,

HIGH SIERRA SWD SHARED SERVICES, LLC

HIGH SIERRA WATER PERMIAN, LLC,

Lotus Oilfield Services, L.L.C.

CC MARINE, LLC,

CIERRA MARINE GP, LLC,

CIERRA MARINE, LP, (by Cierra Marine GP, LLC),

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer

GUARANTORS:

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

	By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Estelle Lawrence
	Name:	Estelle Lawrence
	Title:	Vice President

By:	/s/ Robert S. Peschler
	Name:	Robert S. Peschler
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman
	Name:	Chris Chapman
	Title:	Director

By:	/s/ Vanuza Pereira-Bravo
	Name:	Vanuza Pereira-Bravo
	Title:	Associate

Signature Page to Amendment No. 3 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chris Hermann
	Name:	Chris Hermann
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Jim Moyes
	Name:	Jim Moyes
	Title:	Authorised Signatory

BMO HARRIS BANK, N.A,
as a Lender

By:	/s/ Kimberly A. Yates
	Name:	Kimberly A. Yates
	Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

THE F&M BANK AND TRUST COMPANY,
as a Lender

By:
Name:
Title:

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Executive Director

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By:
Name:
Title:

BOKF, NA d/b/a BANK OF OKLAHOMA,
as a Lender

By:	/s/ J. Nick Cooper
	Name:	J. Nick Cooper
	Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin Donaldson
	Name:	Kevin Donaldson
	Title:	SVP

COMMERCE BANK, N.A.,
as a Lender

By:	/s/ C.T. Young
	Name:	C.T. Young
	Title:	Senior Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

MAQUARIE BANK LIMITED,
as a Lender

By:	/s/ Linda Evans
	Name:	Linda Evans
	Title:	Division Director

By:	/s/ Nathan Booker
	Name:	Nathan Booker
	Title:	Associate Director

HSBC BANK USA, NA,
as a Lender

By:	/s/ Jay S. Tweed
	Name:	Jay S. Tweed
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3 to Credit Agreement